CAPITAL MANAGEMENT (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
CAPITAL MANAGEMENT [Abstract]
Interest-bearing bank borrowings	¥ 0	¥ 0
Amounts owed to related parties	36,203	36,017
Total debt	36,203	36,017
Less: Cash and cash equivalents (excluding restricted bank balances)	(9,016)	(2,328)	¥ (110)	¥ (514)
Net debts	27,187	33,689
Equity attributable to shareholders of the Company	¥ 275,712	¥ 694,530
Gearing ratio	9.90%	4.90%